Summary Prospectus Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for the Fund listed below:
Invesco Energy Fund
This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.
Effective June 5, 2020, Invesco Canada Ltd. no longer serves as the sub-adviser to Invesco Energy Fund. All references to Invesco Canada Ltd. in each summary prospectus are hereby removed.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary Prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Manager	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager	2020
I-ENE-SUMSUP-060520